WAIVER AND SIXTH AMENDMENT

                                       to

                     $250,000,000 REVOLVING CREDIT FACILITY

                                CREDIT AGREEMENT

                                  by and among

                 CHURCHILL DOWNS INCORPORATED, as the Borrower,

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                             THE BANKS PARTY HERETO

                                       and

                    PNC BANK, NATIONAL ASSOCIATION, As Agent,

                                       and

                  CIBC OPPENHEIMER CORP., As Syndication Agent.

                                       and

                BANK ONE, KENTUCKY, N.A., As Documentation Agent



                           Dated as of March 15, 2001

      THIS WAIVER AND SIXTH AMENDMENT TO $250,000,000 REVOLVING CREDIT FACILITY CREDIT AGREEMENT (the "Sixth Amendment") dated as of March 15, 2001, by and among CHURCHILL DOWNS INCORPORATED, as the Borrower (the "Borrower"), the GUARANTORS party to the Credit Agreement (as hereinafter defined), the BANKS party to the Credit Agreement (as hereinafter defined) and PNC BANK, NATIONAL ASSOCIATION, as the Agent (the "Agent"), and CIBC OPPENHEIMER CORP., as Syndication Agent and BANK ONE, KENTUCKY, N.A., as Documentation Agent.

      WHEREAS, reference is made to the Credit Agreement dated April 23, 1999 as amended prior to the date hereof (the "Credit Agreement") described above;

      WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement;

      WHEREAS, the Borrower and the other Loan Parties have granted to the Agent for the benefit of the Banks a security interest in all trademarks and other intellectual property owned by them pursuant to Patent, Trademark and Copyright Security Agreements between the Agent as Assignee and the following Assignors and dated as follows (the "Intellectual Property Security Agreements"):

      1.   Churchill Downs Incorporated, Churchill Downs      April 23, 1999
           Management Company, Churchill Downs Investment
           Company, Racing Corporation of America and Ellis
           Park Race Course, Inc.
      2.   Calder Race Course, Inc. and Tropical Park, Inc.   April 23, 1999
      3.   Churchill Downs California Company, Churchill      September 10, 1999
           Downs California Fall Operating Company and
           Churchill Downs California Food Services Company
      4.   Arlington International Racecourse, Inc.           September 8, 2000
           Arlington Management Services, Inc., Turf Club of Illinois, Inc., Arlington Global Services,
           Inc., Arlington OTB Corp., KFI Corporation and
           Quad City Downs, Inc.
      WHEREAS, the Borrower has caused the following new direct and indirect Subsidiaries to be formed (the "New Subsidiaries Formation"):

      1. CDIP Holdings, LLC ("CDIP Holdings"), a Kentucky limited liability company owned 99% by Borrower and 1% by Churchill Downs Management Company; and

      2. CDIP, LLC ("CDIP"), a Kentucky limited liability company owned 100% by CDIP Holdings;

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


      WHEREAS, for various business reasons, the Borrower and the other Loan Parties desire to abandon the trademarks set forth on Schedule A attached hereto (the "Trademark Abandonment") and to transfer certain of their remaining trademarks set forth on Schedule B attached hereto to CDIP Holdings which will in turn transfer such property to CDIP (the "Intellectual Property Transfer");

      WHEREAS, CDIP will own the intellectual property transferred to it (the "Transferred Intellectual Property") and will license its use to those Loan Parties which need to use it (the "Intellectual Property Licensing");

      WHEREAS, the Borrower and the other Loan Parties desire that CDIP Holdings and CDIP each join the Credit Agreement and the other Loan Documents to which the Guarantors are parties as a Guarantor pursuant to Sections 7.2.5 and
10.18 and in compliance with all other provisions of the Credit Agreement and the other Loan Documents (the "Joinder") and in connection therewith have requested that: (i) the Banks consent to the New Subsidiaries Formation and the Joinder; (ii) the Agent on behalf of the Banks consent to the Trademark Abandonment, the Intellectual Property Transfer and the Intellectual Property Licensing pursuant to Paragraphs 4, 6, 7 and 11 of the Intellectual Property Security Agreements and waive any prior violations thereof; (iii) the Banks waive the application of Sections 7.2.6 and 7.2.7 of the Credit Agreement, including any prior violations, thereof, and also waive any prior violations of Sections 5.1.14, 5.1.15, 5.1.17, 7.2.4, 7.2.5, 7.2.8 and 10.18 to the extent necessary to permit the New Subsidiaries Formation, the Joinder, the Trademark Abandonment, the Intellectual Property Transfer and the Intellectual Property Licensing, and (iv) Section 7.2.6 of the Credit Agreement be amended; and the Agent and the Banks are willing to do so on the terms and conditions more fully provided herein.

      NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

      1. Waivers and Consents Under Credit Agreement and Intellectual Property Security Agreements

             Subject to the conditions contained in this Sixth Amendment:

             A. The Banks hereby consent to the New Subsidiaries Formation and the Joinder;

             B. The Agent on behalf of the Banks hereby consents to the Trademark Abandonment, the Intellectual Property Transfer and the Intellectual Property Licensing pursuant to Paragraphs 4, 6, 7 and 11 of the Intellectual Property Security Agreements and waives any prior violations thereof; and

             C. The Banks hereby  waive the  application  of Sections  7.2.6 and
7.2.7 of the Credit Agreement, including any prior violations thereof, and also waive any prior violations of Sections 5.1.14, 5.1.15, 5.1.17, 7.2.4, 7.2.5,
7.2.8  and  10.18  to  the  extent  necessary  to  permit the New  Subsidiaries

Formation, the Joinder, the Trademark Abandonment, the Intellectual Property Transfer and the Intellectual Property Licensing.

      2.   Amendment of Section 7.2.6 of Credit Agreement

             Section 7.2.6 (Dispositions of Assets or Subsidiaries) is hereby amended and restated to read as follows:

                        Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries (other than Excluded Subsidiaries) to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of
      accounts,   contract  rights,   chattel   paper,   equipment  or  general
      intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

                            (i) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

                            (ii) transactions involving the sale or use for a fee of simulcast signals or other assets or rights in the ordinary course of business;

                            (iii) any sale, transfer or lease of assets, excluding real estate, by any Loan Party or wholly owned Subsidiary of such Loan Party to another Loan Party provided that the Loan Parties comply with the warranties relating to perfection of the Liens of the Agent in the Collateral contained in Sections 5.1.14, 5.1.15 and 5.1.17 and deliver any documentation required to perfect the Liens in such assets at least five (5) Business Days before such sale, transfer or lease; and

                            (iv) any lease of real estate having an area not in excess of ten thousand (10,000) square feet.

      3.   Warranties

             The Loan Parties, jointly and severally, represent and warrant as follows:

             A.  Recitals.

                   The recitals hereto are true and correct in all material respects.

             B.  Incorporation into Credit Agreement.

                   The representations and warranties in this Section 3 are incorporated in Section 5 of the Credit Agreement and any breach of such representations or warranties is a breach under Section 5 of the Credit Agreement.

             C.  Other Warranties Under the Credit Agreement.

                   The other representations and warranties of Loan Parties contained in the Credit Agreement, after giving effect to the amendments thereto on the date hereof, are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement.

             D.   No Event of Default.

                   No event has occurred and is continuing and no condition exists or will exist after giving effect to this Sixth Amendment and the transactions contemplated herein which constitutes an Event of Default or Potential Default.

      4.   Conditions to Effectiveness.

             This Sixth Amendment shall become effective provided that each of the following conditions is satisfied as of the date set forth in such condition:

             A.   Representations and Warranties.

                   Each of the representations and warranties of the Loan Parties under Section 3 hereof shall be true and correct on the Sixth Amendment Effective date, as that term is defined herein.

             B.   Opinion of Counsel.

                   On or before the Sixth Amendment Effective Date, there shall be delivered to the Agent for the benefit of each Bank written opinions of Wyatt, Tarrant & Combs, LLP and Rebecca C. Reed, counsel for the Loan Parties, in each case dated the Sixth Amendment Effective Date as to the warranties listed in Exhibit 4(B) hereto as such warranties relate to this Sixth Amendment and the documents executed in connection herewith and the consents required for this Sixth Amendment and such other documents.

             C.   Execution by Required Banks, Agent and Loan Parties.

                   On or before the Sixth Amendment Effective Date, this Sixth Amendment shall have been executed by the Required Banks, the Agent and the Loan Parties.

             D.   Delivery of Documents.

                  On or before the Sixth Amendment Effective Date, there shall have been delivered to the Agent for the benefit of each Bank:

                       (1) A Guarantor Joinder and Assumption Agreement in substantially the form attached as Exhibit 1.1
                            (G)(1) to the Credit Agreement executed by CDIP Holdings and CDIP pursuant to which CDIP Holdings and CDIP each join the Credit Agreement and the other Loan Documents to which the Guarantors are parties as a Guarantor;

                       (2)  A  Patent,  Trademark   and   Copyright  Security
                            Agreement  in  substantially  the  form attached  as
                            Exhibit 1.1(P(1) to the Credit Agreement executed by CDIP Holdings and CDIP covering the Transferred Intellectual Property and other Collateral described therein;

                       (3) Executed financing statements and other documents in form and substance satisfactory to the Agent and its
                            counsel  necessary  to  grant  and   perfect  Prior
                            Security Interests to the Agent for the benefit of the Banks in all Collateral held by CDIP Holdings and CDIP and in the ownership interests in CDIP Holdings and CDIP.

                       (4)  A  certificate  signed  by the  Secretary  or  other
                            appropriate  officer  of   CDIP  Holdings  and CDIP
                            certifying for each entity: (a) as to all limited liability company action taken by such entity in connection with the execution and delivery of the Guarantor Joinder and Assumption Agreement, the
                            Patent,  Trademark  and   Copyright   Security
                            Agreement   and  the   other   documents   required
                            hereunder; (b) the names of the officers authorized to sign the Guarantor Joinder and Assumption Agreement, the Patent, Trademark and Copyright Security Agreement and the other documents required hereunder and the true signatures of such officers, and (c) copies of its organizational documents, including its Articles of Organization and Operating Agreement in effect on the date hereof certified by the appropriate state official where such documents are filed in a state office together with a certificate from the appropriate state official as to its continued existence and good standing in each state where organized or qualified to do business.

                       (5) Evidence in form and substance satisfactory to the Agent and its counsel that all necessary consents
                            of  regulatory   boards  or  commissions  to   the
                            transactions  contemplated  hereunder  have   been
                            obtained.

                       (6) Copies of all agreements pertaining to the transactions contemplated hereunder and such other
                            information  pertaining thereto as the   Agent may
                            reasonably require.

      5.   References to Credit Agreement, Loan Documents.

             Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions hereof shall control.

      6.   Force and Effect.

             Each Loan Party reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Sixth Amendment and each Loan Party confirms that all such documents have remained in full force and effect since the date of their execution.

      7.   Governing Law.

             This Sixth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Kentucky and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Kentucky without regard to its conflict of laws principles.

      8.   Counterparts; Effective Date.

             This Sixth Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Sixth Amendment shall become effective when it has been executed by the Agent, the Loan Parties and the Required Banks and each of the other conditions set forth in Section 4 of this Sixth Amendment has been satisfied (the "Sixth Amendment Effective Date").

                           [SIGNATURE PAGES TO FOLLOW]

              [SIGNATURE PAGE 1 OF 6 TO WAIVER AND SIXTH AMENDMENT]



        IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Sixth Amendment as of the day and year above written.

                                                BORROWER:

                                                CHURCHILL DOWNS INCORPORATED

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


GUARANTORS:

                                                CHURCHILL DOWNS MANAGEMENT
                                                COMPANY

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                CHURCHILL DOWNS INVESTMENT
                                                COMPANY

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                RACING CORPORATION OF AMERICA

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                ELLIS PARK RACE COURSE, INC.
                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------

              [SIGNATURE PAGE 2 OF 6 TO WAIVER AND SIXTH AMENDMENT]



                                                CALDER RACE COURSE, INC.

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                TROPICAL PARK, INC.

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                CHURCHILL DOWNS CALIFORNIA
                                                COMPANY

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                CHURCHILL DOWNS CALIFORNIA FALL
                                                OPERATING COMPANY

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                CHURCHILL DOWNS CALIFORNIA FOOD
                                                SERVICES COMPANY

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------

              [SIGNATURE PAGE 3 OF 6 TO WAIVER AND SIXTH AMENDMENT]



                                                ARLINGTON INTERNATIONAL
                                                RACECOURSE, INC.

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                ARLINGTON MANAGEMENT SERVICES,
                                                INC.

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                TURF CLUB OF ILLINOIS, INC.

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------



                                                ARLINGTON GLOBAL SERVICES, INC.

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                ARLINGTON OTB CORP.

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------

              [SIGNATURE PAGE 4 OF 6 TO WAIVER AND SIXTH AMENDMENT]



                                                KFI CORPORATION

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                QUAD CITY DOWNS, INC.

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------

              [SIGNATURE PAGE 5 OF 6 TO WAIVER AND SIXTH AMENDMENT]



                                                BANKS AND AGENT

                                                PNC BANK, NATIONAL ASSOCIATION,
                                                individually and as Agent

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                BANK ONE, KENTUCKY, NA

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                CIBC INC.

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                COMERICA BANK

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                FIFTH THIRD BANK

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------

              [SIGNATURE PAGE 6 OF 6 TO WAIVER AND SIXTH AMENDMENT]



                                                NATIONAL CITY BANK OF KENTUCKY

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                FIRSTAR BANK, N.A.

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                BANK OF LOUISVILLE


                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                FIFTH THIRD BANK INDIANA

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------


                                                WELLS FARGO BANK

                                                By:
                                                --------------------------------
                                                Title:
                                                --------------------------------

                                  EXHIBIT 4(B)

                               OPINION OF COUNSEL

               The opinion of Rebecca C. Reed shall confirm that the recitals hereto are true and correct in all material respects and that the other matters contained in the warranties in Section 3(C) hereto are true and the opinion of Wyatt, Tarrant & Combs, LLP shall confirm that the following representations and warranties in the Credit Agreement are true and correct as such warranties relate to this Sixth Amendment and the Credit Agreement as amended by this Sixth
Amendment:

              Credit Agreement
              ----------------
                   Section                              Warranty
                   -------                              --------
                    5.1.1                     Organization and Qualification
                    5.1.2                     Capitalization and Ownership

                    5.1.4                     Power and Authority
                    5.1.5                     Validity and Binding Effect
                    5.1.6                     No Conflict
                    5.1.12                    Consents and Approvals